EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                       FOR

                        TENDER OF ANY OR ALL OUTSTANDING

  8.05% SUBORDINATED CAPITAL INCOME SECURITIES, SERIES A (SKISSM*)

                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                                       OF

                             COUNTRYWIDE CAPITAL III

                               IN EXCHANGE FOR ITS

  8.05% SUBORDINATED CAPITAL INCOME SECURITIES, SERIES B (SKISSM*)

   Registered  holders  of  outstanding  8.05%  Subordinated   Capital  Income
Securities, Series A (the "Old Capital Securities") of Countrywide Capital III, a Delaware statutory business trust (the "Trust"), who wish to tender their Old Capital Securities in exchange for a like principal amount of 8.05% Subordinated Capital Income Securities, Series B (the "New Capital Securities") of the Trust and (i) whose certificates for such Old Capital Securities are not immediately available, (ii) who cannot deliver their certificates for such Old Capital Securities, the Letter of Transmittal and all other documents required by the Letter of Transmittal to The Bank of New York (the "Exchange Agent"), on or prior to 5:00 p.m., New York City time on the Expiration Date (as defined in the Prospectus referred to below) or (iii) who cannot complete the procedures for book-entry transfer on a timely basis, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Old Capital Securities -- Guaranteed Delivery" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

    By Hand or Overnight      By Registered or Certified       By Facsimile:
          Courier:                       Mail:                   (Eligible
                                                              Institutions Only)
    The Bank of New York         The Bank of New York         (212) 815-6339
     101 Barclay Street           101 Barclay Street
  Corporate Trust Services             Floor 7E            Confirm by telephone
    Window,Ground Floor        New York, New York 10286              to:
  New York, New York 10286     Attention: Reorganization      (212) 815-2742
   Attention: Reorganization            Section
            Section

   Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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*     SKIS is a servicemark of Lehman Brothers Inc.


Ladies and Gentlemen:

      The undersigned hereby tenders to the Trust, upon the terms and subject to
the conditions set forth in the Prospectus, dated        , 1997 (as the same may
be amended or supplemented from time to time) (the "Prospectus") of the Trust and Countrywide Credit Industries, Inc., a Delaware corporation, and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Old Capital Securities." All capitalized terms used herein but not defined herein shall the meanings given to them in the Prospectus.

      The undersigned understands that tenders of Old Capital Securities will be accepted only in a liquidation amount equal to $100,000 (100 Old Capital Securities) and integral multiples of $1,000 in excess thereof. The undersigned understands that tenders of Old Capital Securities pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on        , 1997, unless the Exchange Offer is extended as provided in the
Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

      All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s)      Name(s) of Registered Holder(s):
or Authorized Signatory:
                        ----------       --------------------------------------

----------------------------------       --------------------------------------

----------------------------------       Taxpayer Identification or
                                         Social Security No(s).:
                                                                ---------------
Aggregate Liquidation Amount of Old      Address:
Capital Securities Tendered:                     ------------------------------
                            -------
                                         --------------------------------------
Certificate No.(s) of Old Capital        Area Code and Telephone No.:
Securities (if available):                                           ----------
                          ---------       Date:
                                               ---------------------------------
-----------------------------------

If Tendered Old Capital Securities
will be delivered by book-entry
transfer, provide DTC Account No.
And Transaction Code No.
(if available):
               --------------------

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      This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Capital Securities exactly as its (their) name(s) appear on certificates for Old Capital Securities or on a security position listing as the owner of Old Capital Securities, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or such representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that each holder of Old Capital Securities on whose behalf this tender is being made "own(s)" the Old Capital Securities covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Old Capital Securities complies with such Rule 14e-4, and (c) guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Capital Securities covered hereby in proper form for transfer and any other required documents, will be deposited by the undersigned with the Exchange Agent.

      THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OLD CAPITAL SECURITIES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm:                           Authorized Signature:
             ------------------------                        -------------------
Address:
        -----------------------------
                                        Name:
-------------------------------------        -----------------------------------
Area Code and Telephone No.:            Title:
                            ---------         ----------------------------------
                                        Date:
-------------------------------------        -----------------------------------

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      DO NOT SEND  OLD  CAPITAL  SECURITIES  WITH  THIS  NOTICE  OF  GUARANTEED
DELIVERY. OLD CAPITAL SECURITIES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.